Exhibit 10.5
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         REGISTRATION RIGHTS AGREEMENT ("Agreement") made as of the 9th day of April, 1999, by and between World Callnet, Inc., a Delaware corporation (the "Company") and Eagle Equity I, L.P. and David R. Weinreb (each a "Purchaser" and, collectively, the "Purchasers").

                                   WITNESSETH
         WHEREAS, the Company and the Purchasers have, simultaneously herewith, entered into the Securities Purchase Agreement pursuant to which the Purchasers are purchasing up to $500,000 principal amount of the Company's Unsecured Notes and warrants to purchase up to 1,000,000 shares of the Company's common stock, par value $.001 per share; and

         WHEREAS, the Company has agreed to grant Purchasers certain "demand" and "piggyback" registration rights with respect to the shares of the Company's Common Stock (as defined below) issuable upon exercise of the Warrants (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission"  shall  mean the United  States  Securities  and  Exchange
Commission,   or  any  other  federal  agency  at  the  time  administering  the
"Securities Act" (as defined herein).

         "Common Stock" shall mean the Common Stock, $.001 par value per share, of the Company, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended or any similar federal statue, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Measuring Date" shall be the date which is six months after the date of this Agreement.

         "Notes" shall mean the Company's 10% Unsecured Note issued pursuant to the Securities Purchase Agreement.

         "Requesting Purchaser" shall mean any Purchaser, or permitted assignee, for whom Warrant Shares are being registered pursuant to Section 2 or 3 hereunder.

         "Securities Purchase Agreement" shall mean the Securities Agreement dated as of the date hereof between the Company and the Purchaser, a copy of which is annexed hereto.

         "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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         "Warrants"  shall mean the warrants to purchase up to 1,000,000  shares of the Company's Common Stock issuable pursuant to the Securities Purchase Agreement.

         "Warrants Exercise Period" shall have the meaning ascribed thereto in the Warrants.

         "Warrants Shares" shall means the shares of Stock of the Company issuable upon exercise of the Warrants and, to the extent issued, the Additional Warrants.

         2.       Demand Registration.

         (a) As soon as practicable following the Measuring Date and during the Warrant Exercise Period, upon the Written request of Purchasers holding and/or having the right to acquire 50% or more of the Warrant Shares, the Company agrees, on one occasion, to use its best reasonable efforts to register the Warrant Shares under the Securities Act and applicable state securities laws.

         (b) Purchasers shall have an additional demand registration right in the event that the Company exercises its "mandatory exercise rights" pursuant to
Section 8 of the Warrants.

         (c) If, after a written request has been made pursuant to this Agreement to register the Warrant Shares under the Securities Act and applicable state securities laws, the Company fails to file the required registration statement or if a registration statement is filed, but fails to become effective, the Company agrees to extend the expiration period for the exercise period for the Warrants until thirty (30) days following the registration of the Warrant Shares or until the termination of the Company's obligations hereunder. The extension of such expiration period shall not affect or diminish Purchaser's other remedies at law or equity, if any, with respect to such failure to file the registration statement or failure to have the registration statement declared effective.

         3.       "Piggy-Back Registration"

         (a) If within the Warrant Exercise Period, the Company at any time proposes to file a registration statement to register any of its securities under the Securities Act (except for a registration filed in connection with an employee benefit plan, a transaction relating to a merger or business combination, a transaction relating to an exchange offer, a transaction relating with an acquisition of assets or securities, or a transaction otherwise described in Rule 145 of the Securities Act), whether or not for sale for its own account, it will each such time give written notice to the Purchaser of its intention to do so. Upon the written request of a Purchaser (the "Requesting Purchaser"), which request shall specify the number and manner of disposition of the Warrant Shares intended to be disposed of by the Requesting Purchaser and which request shall be given to the Company as promptly as practicable and in any event within ten (10) days after the receipt of any such notice, the Company will use reasonable efforts to effect the registration under the Securities Act of all the Warrant Shares which the Company has been so requested to register by the Requesting Purchaser (a "Piggy-Back Registration"). No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon request under Section 2 of this Agreement.

         (b) If the managing underwriter of any underwritten offering shall deliver a written statement to the Requesting Purchaser that in such underwriter's opinion the total amount of Warrant Shares requested to be included in such registration would have a material adverse effect on such


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offering,  then the Company will include in such registration,  to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account and for the account of other persons and entities other than the Company who are exercising their demand registration rights, and second, the Warrant Shares requested to be included in such registration by the Requesting Purchaser pursuant to this Agreement; provided, that if securities are being offered for the account of other persons or entities who are not exercising demand registration rights, such reduction in the number of Warrant Shares being registered shall not represent a greater fraction of similar reductions imposed on such other person or entities over the amount of securities they intended to offer. Any Warrant Shares not registered pursuant to the provisions that this
Section 3(b) shall be subject to the provisions of Section 2(a) of this Agreement.

         (c) The Company shall not be obligated to include any Warrant Shares in any registration statement filed for the benefit of any person or entity other than the Company or the Purchasers wherein rights granted by the Company prior to the date hereof prohibit such inclusion.

         4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Warrant Shares under the Securities Act, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such securities (on such applicable form as the Company may in its sole discretion elect to use) and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided.

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and comply with the provisions of the Securities Act with respect to the disposition of all the Warrant Shares covered by such registration statement in accordance with the Requesting Purchaser's intended method of disposition set forth in such registration statement for such period;

         (c) furnish to the Requesting Purchaser such number of copies of the registration statement and the prospectus included therein, including each preliminary prospectus, as the Requesting Purchaser reasonably may request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

         (d) use its reasonable best efforts to register or qualify the Warrant Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Requesting Purchaser reasonably request and keep such registration or qualification in effect for so long as such registration statement remains in effect; and take any other action which may be reasonably necessary or advisable to enable the Requesting Purchaser to consummate the disposition in such jurisdictions of the Warrant Shares to be sold by such Requesting Purchaser; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;



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         (e)  immediately  notify the  Requesting  Purchaser  at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing; and at the request of the Requesting Purchaser promptly prepare and furnish to him a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to states a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (f) otherwise comply with all, applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Requesting Purchaser a copy of any amendment or supplement to such registration statement or prospectus;

         (g) keep the Requesting Purchaser advised in writing as to the initiation and progress of any registration statement covering the Warrant Shares referred to in Section 2 or 3 hereunder;

         (h) use its reasonable best efforts to include or list, as the case may be, the Warrant Shares being registered on the automated quotation system of the National Association of Securities Dealers, Inc. or the principal securities exchange on which Common Stock of the Company is then quoted or listed;

         (i) afford to the Requesting Purchaser an opportunity to make such examination and inquiry into the financial position, business and affairs of the Company and its subsidiaries as the Requesting Purchaser and his counsel as to accuracy and completeness of the registration statement;

         (j) deliver promptly to the Requesting Purchaser copies of all corres-pondence between the Commission and the Company relating to the registration statement; and

         (k) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement (which in no event shall require the Company to commence any judicial proceeding.)

         For purposes of Sections 3(a) and 3(b) hereof, the period of distribution of Warrant Shares shall be deemed to extend until the earlier of the sale of all Warrant Shares covered by the Registration Statement or six months after the effective date thereof.

         In connection with registration hereunder, the Requesting Purchaser shall furnish to the Company in writing such information with respect to himself and the proposed distribution by him as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.


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         5.  Expenses.  All expenses  incurred by the Company in complying  with
Sections 2, 3 and 4 hereof, including without limitation, all printing expenses, fees and disbursement of counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with Sections 4(a) and (b) above, and all state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fees and disbursements of any special counsel to the Requesting Purchasers, and costs of insurance are called "Registration Expenses." All selling commissions, and only to the extent payment by the Company is specifically prohibited by applicable federal or state law, and filing fees under the Securities Act or "blue sky"
laws  applicable  to  the  Warrant  Shares,   are  called  "Selling   Expenses."
Notwithstanding the foregoing, the Company shall not be obligated to pay more than $10,000 of the fees and disbursements of counsel to the Requesting Purchasers in connection with the registration of the Warrant Shares. The Company will pay all Registration Expenses in connection with each registration statement hereunder. All Selling Expenses in connection with a registration statement hereunder shall be borne by the Requesting Purchaser.

         6. Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Requesting Purchaser, subject to the provision of Section 3(b) hereof, use their reasonable efforts to arrange for such underwriters to include all the Warrant Shares to be offered and sold by such Requesting Purchaser among the securities of the Company to be distributed by such underwriters. In such event, the Requesting Purchaser shall be a party to the underwriting agreement between the Company and such underwriters and may, at his option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Requesting Purchaser and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be condition precedent to the obligations of the Requesting Purchaser. The Requesting Purchaser shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Requesting Purchaser, his Warrant Shares and his intended method of distribution or any representations required by applicable law.

         7. Rule 144 Reporting. With a view to making available to the Purchasers the benefits of certain rules and regulations of the Commission which may permit the sale of the Warrant Shares without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are used and defined in Commission Rule 144;

                  (b)  use  its  reasonable   best  efforts  to  file  with  the
Commission in a timely manner all reports and other documents required by the Company under the Exchange Act.

         8.       Indemnification and Contribution.

                  (a) In the event of a registration of any Warrant Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Requesting


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Purchaser, and each other person, if any, who controls such Requesting Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Requesting Purchaser or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Shares was registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Requesting Purchaser and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Requesting Purchaser, or any such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) In the event of a registration of any of the Warrant Shares under the Securities Act pursuant to this Agreement, the Requesting Purchaser will indemnify and hold harmless the Company, each person, if any, who control the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages, or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or allege untrue statement of any material fact contained in the registration statement under which such Warrant Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof , or arise out of or are based upon the omission or allege omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Requesting Purchaser will be liable hereunder in any such case if any only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon an in conformity with information pertaining to the Requesting Purchaser specifically for use in such registration statement or prospectus; and provided further, however, that the liability of the Requesting Purchaser shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Requesting Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Requesting Purchaser from the sale of the Warrant Shares covered by such registration statement.

         (c) Promptly after receipt by a party indemnified hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but


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the omission so to notify the  indemnifying  party shall not relieve it from any liability  which it may have to such  indemnified  party  other  than under this
Section 8 and shall only receive it from any liability which it may have to such indemnified party under this Section 8 if an to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action
include  both  the  indemnified  party  and  the  indemnifying   party  and  the
indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and
other  expenses   related  to  such   participation  to  be  reimbursed  by  the
indemnifying party as incurred.

         (d) If the indemnification provided for in this Section 8 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Requesting Purchaser which resulted in such equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Requesting Purchaser from the offering of the securities covered by such registration statement; provided, however, that in any such case, (x) the Requesting Purchaser will not be required to contribute any amount in excess of the public offering price of all such Warrant Shares offered by such Requesting Purchaser pursuant to such registration statement; and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


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         9.       Miscellaneous.

                  (a) The rights granted to the Purchaser hereunder may not be assigned to any other person except in connection with an assignment of the Warrants held by the Purchaser.


                  (b) All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered in person, (b) the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or (c) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

                  if to the Company or to a Purchaser, at the address of such party set forth in the Securities Purchase Agreement, dated of even date herewith.

                  (c) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

                  (d) This Agreement may not be amended or modified or otherwise altered except pursuant to an instrument, in writing, signed by each of the parties.

                  (e)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The provisions of Sections 2 and 3 hereof to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall (i) not apply if all of the Warrant Shares proposed to be sold by a Requesting Purchaser can be sold pursuant to Rule 144 and (ii) shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of counsel to the Company, should not be disclosed.

                  (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (h) Each and every controversy or claim arising out of or relating to this Agreement and/or any document executed or delivered in connection herewith shall be settled by arbitration in accordance with the commercial rules of the American Arbitration Association, in Dallas, Texas and judgment upon the award rendered in such arbitration shall be final and binding upon the parties and may be entered in any court having jurisdiction thereof. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement, which such demand


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shall set forth the claims to be submitted to arbitration.  Notwithstanding  the foregoing,  this  Agreement  to  arbitrate  shall not bar any party from seeking
injunctive   relief  or  other  temporary  relief  in  any  court  of  competent jurisdiction. This Agreement to arbitrate may be specifically enforced by a court of competent jurisdiction under the applicable law of the State of Texas pertaining to arbitrations. The rules of the American Arbitration Association concerning commercial disputes shall be applicable to any such arbitration proceeding except as they may be modified by the terms of this Agreement. The arbitrators shall have the authority and jurisdiction to enter any preliminary award that would aid and assist the conduct of the arbitration or preserve the parties' rights with respect to the arbitration as the arbitrators shall deem appropriate in their discretion. The award of the arbitrators shall be in writing and it shall specify in detail the issues submitted to arbitration and the award of the arbitrators with respect to each of the issues so submitted. The prevailing party as determined by the arbitrators shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs incurred in connection therewith and in the enforcement or collection of any judgment or award rendered therein. The prevailing party means the party determined by the arbitrators to have most nearly prevailed, even if such party does not prevail in all matters, or is not the party in whose favor an award is rendered. Included within the cost recoverable pursuant to the terms of this Section shall be included service of process costs, filing fees, arbitration fees, arbitrators' fees, court and reporter costs, investigative costs, and expert witness fees. The award pursuant to such arbitration will be final, binding and conclusive. Upon final determination of the award, the party determined obligated to pay will pay to the party determined entitled thereto, within thirty (30) days of such final determination, the full amount, in cash, of such award (which shall include such fees and costs as awarded by the arbitrators). Counsel to the parties in connection with the negotiation of and consummation of the transactions under this Agreement shall be entitled to represent their respective party in any and all proceedings under this Section or in any other proceeding (collectively, "Proceedings"). The parties hereto waive the right and agree they shall not seek to disqualify any such counsel in such proceedings for any reason, including but not limited to the fact that such counsel or any member thereof may be a witness in any such Proceedings or possess or have learned of information of a confidential or financial nature of the party whose interests are adverse to the party represented by such counsel in any such Proceedings.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Purchaser has duly executed this Agreement, as of the date first written above.

                                                      WORLD CALLNET, INC.


                                                      By:
                                                           ---------------------
                                                           Paul Goodman-Simpson


                                                      EAGLE EQUITY I, L.P.
                                                      By:  Eagle Equity, Inc.
                                                           General Partner


                                                      By:
                                                           ---------------------
                                                           Lawrence E. Steinberg
                                                           Chairman/CEO



                                                           ---------------------
                                                           David Weinreb







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